                                                                    EXHIBIT 10.1


                          RECEIVABLES SALE AGREEMENT

                         Dated as of January 24, 1996

                                     among

                              BE AEROSPACE, INC.
                                   as Buyer,

                                      and

                 FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION
                                  as Trustee
                under the Eagle Trade Receivables Master Trust,
                                   as Seller

                                      and

                CENTRALLY HELD EAGLE RECEIVABLES PROGRAM, INC.

                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I
                                  Definitions
Section 1.1    Definitions..................................................   2
Section 1.2    Other Definitional Provisions................................   3

                                  ARTICLE II
             Conveyance of Receivables; Consideration and Payment

Section 2.1    Conveyance of Receivables....................................   4
Section 2.2    Purchase Price; Purchase Price Payments......................   5

                                  ARTICLE III
                        Representations and Warranties

Section 3.1  Representations and Warranties of the Seller...................   5
Section 3.2  Representations and Warranties of the Buyer....................   6
Section 3.3  Representations and Warranties of CHERP........................   7

                                  ARTICLE IV
                            Conditions Precedent to
                        Obligations of Seller and Buyer

Section 4.1    Conditions to Seller's Obligations...........................   7
Section 4.2     Conditions to Buyer's Obligations...........................   8

                                   ARTICLE V
                       Administration of BEA Receivables

Section 5.1    Administration and Collection................................   9

                                  ARTICLE VI
                           Miscellaneous Provision

Section 6.1    Amendment....................................................   9
Section 6.2    Covenant Regarding Sale Treatment............................   9
Section 6.3    GOVERNING LAW................................................   9
Section 6.4    Notices......................................................   9
Section 6.5    Severability of Provisions...................................   9
Section 6.6    Further Assurances...........................................  10
Section 6.7    No Waiver; Cumulative Remedies...............................  10
Section 6.8    Counterparts.................................................  10
Section 6.9    Third-Party Beneficiaries....................................  10
Section 6.10   Merger and Integration.......................................  10
Section 6.11   Headings.....................................................  10
Section 6.12   Exhibits.....................................................  10

                             EXHIBITS AND SCHEDULE

Exhibit 1.1      List of Lockbox Banks and Post Office Boxes
Exhibit 2.1      List of Financing Statements To Be Released Or Terminated
Exhibit 2.2(b)   Purchase Price for Closing Date
Exhibit 6.4      Addresses for Notices
Schedule 1       Seller's Wire Instructions

     RECEIVABLES SALE AGREEMENT, dated as of January 24, 1996, among BE AEROSPACE, INC., a Delaware corporation, as buyer (hereinafter referred to as "BEA" or the "Buyer"), FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION, not in its
              -----
individual capacity, but solely in its capacity as trustee under the Eagle Trade Receivables Master Trust (the "Seller") and CENTRALLY HELD EAGLE RECEIVABLES
                               ------
PROGRAM, INC. ("CHERP").
                -----

                             W I T N E S S E T H:

     WHEREAS, on the closing date (as defined in that certain Acquisition Agreement (the "Purchase Agreement"), dated as of December 14, 1995, between
                ------------------
Eagle Industrial Products Corporation as seller (the "Parent") and BEA, as
                                                      ------
buyer) BEA will acquire all the issued and outstanding capital stock of Burns Aerospace Corporation, a Delaware corporation wholly-owned by the Parent (the "Subsidiary");
 ----------

     WHEREAS, the Subsidiary has from time to time sold Receivables to the Parent pursuant to a Receivables Sales and Servicing Agreement dated as of January 1, 1994 (the "Receivables Sales and Servicing Agreement") among the
                      -----------------------------------------
Parent and certain corporations, including the Subsidiary;

     WHEREAS, the Parent has sold such Receivables to Centrally Held Eagle Receivables Program, Inc., a Delaware corporation ("CHERP"), pursuant to a
                                                    -----
Contribution and Sale Agreement dated as of January 1, 1994 between the Parent and CHERP;

     WHEREAS, CHERP has sold such Receivables to the Seller, pursuant to a Pooling and Servicing Agreement dated as of January 1, 1994 (the "Pooling and
                                                                  -----------
Servicing Agreement"), among CHERP, the Parent and the Seller;
-------------------

     WHEREAS, in connection with its purchase from the Parent of all the issued and outstanding capital stock of the Subsidiary and in accordance with Section 4.8(b) of the Pooling and Servicing Agreement, BEA wishes to purchase and the Seller has been requested to sell all the Receivables held by the Seller under the Pooling and Servicing Agreement on the Determination Date which were originated by the Subsidiary (the "BEA Receivables");
                                   ---------------

     WHEREAS, after the Determination Date, the Subsidiary will no longer sell Receivables under the Receivables Sale and Servicing Agreement and the Seller will no longer purchase Receivables under the Pooling and Servicing Agreement originated by the Subsidiary; and

     WHEREAS, in connection with the sale of its corporate trust business, certain related accounts have been transferred by Bank of America Illinois to First Trust of Illinois, National Association.

     NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used herein but not otherwise
                  -----------
defined are used as defined in this Section 1.1.  In addition, the term

"Agreement" means this Receivables Sale Agreement, as the same may from time to
 ---------
time be amended, supplemented or otherwise modified.

     "Closing Date" shall mean the date upon which the closing of the
      ------------
transactions contemplated by the Purchase Agreement occur pursuant to Article VII of such agreement, which is expected to be January 24, 1996.

     "Contract" shall mean either a written agreement between an originator of
      --------
Receivables and a Person, or an invoice pursuant to an open account or written agreement of a Person, pursuant to which such Person is obligated to pay (or to cause payment to be made) for goods, merchandise and/or services.

     "Date of Processing" shall mean, with respect to any transaction by an
      ------------------
originator of Receivables which generates a Receivable, the date that such transaction has been or should have been first recorded on the computer master file of Receivables maintained by the Parent (without regard to the effective date of such recordation).

     "Determination Date"  shall mean January 22, 1996.
      ------------------

     "Governmental Authority" shall mean the United States of America, any state
      ----------------------
or other political subdivision thereof, or any agency, instrumentality, or subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, UCC financing statement priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.


     "Lock-Box Account" shall mean a bank account in the name of the Seller, on
      ----------------
behalf of certain certificateholders, maintained with a Lock-Box Bank that is party to a Lock-Box Agreement.

     "Lock-Box Agreements" shall mean the collective reference to each agreement
      -------------------
between an originator of Receivables and a Lock-Box Bank, identified on Exhibit
                                                                        -------
1.1 to this Agreement.
---

     "Lock-Box Bank" shall mean any bank that is a party to a Lock-Box
      -------------
Agreement.

     "Obligor" shall mean, with respect to any Receivable, the Person or Persons
      -------
obligated to make payments with respect to such Receivable under a Contract.

     "Person" shall mean any legal person, including any individual,
      ------
corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

     "BEA Receivables" is defined in the fifth recital.
      ---------------                    -------------

     "Post Office Boxes" shall mean the post office boxes identified on Exhibit
      -----------------                                                 -------
1.1 to this Agreement.
---

     "Receivable" shall mean each account receivable or general intangible that
      ----------
is owing upon creation to a subsidiary of the Parent which is a party to the Receivables Sale and Servicing Agreement by a Person under a contract, invoice or purchase order arising from the sale of goods or services rendered by such subsidiary in connection with its businesses, including all obligations of such Person with respect thereto, including, without limitation, all proceeds of the foregoing. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable.

     "Unpaid Balance" shall mean with respect to a Receivable, the outstanding
      --------------
amount of the indebtedness of the related obligor under or evidenced by the related Contract or Contracts, exclusive of any sales or other tax, if any, included or payable with respect to such purchase.

     Section 1.2  Other Definitional Provisions.  (a)  The words "hereof",
                  -----------------------------                   ------
"herein" and "hereunder" and words of similar import
 ------       ---------
when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section and Exhibit references are references to Articles, Sections and Exhibits of or to this Agreement unless otherwise specified; and the term "including" shall mean
                                                    ---------
"including without limitation".
 ----------------------------

     (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

             Conveyance of Receivables; Consideration and Payment
             ----------------------------------------------------

     Section 2.1  Conveyance of Receivables.  Subject to the terms and
                  -------------------------
conditions of this Agreement, effective on the Closing Date, the Seller hereby sells, transfers, assigns, and otherwise conveys, without recourse and without any formal or other instru ment of assignment, to the Buyer all of its right, title and interest, in, to and under (i) the BEA Receivables and all accounts and general intangibles relating thereto (each, as defined in the UCC) and all rights relating thereto, (ii) the Post-Office Boxes, the Lock-Box Accounts and all agreements with the Lock-Box Banks regarding the Post Office Boxes and the Lock-Box Accounts, (iii) all monies due or to become due with respect to any of the foregoing and (iv) all amounts received with respect to and all proceeds of any of the foregoing (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as the "BEA Receivables Assets"), and the Buyer does
                                 ----------------------
hereby purchase such BEA Receivables and the other BEA Receivables Assets from the Seller.

     In connection with such sale, the Seller and CHERP agree to record and file on or about the Closing Date, at the Buyer's expense, the financing statements listed in Exhibit 2.1 to release and terminate their security interests in the
          -----------
BEA Receivables sold hereunder.

     The parties hereto intend the transfers of BEA Receivables and other BEA Receivables Assets pursuant to this Agreement to constitute true sales for all purposes of such BEA Receivables and other BEA Receivables Assets by the Seller to the Buyer providing the Buyer with the full benefits of ownership thereof, and no party hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, a loan from the Buyer to the Seller or a grant of a security interest in the BEA Receivables by the Seller to the Buyer to secure a debt or other obligation of the Seller.

     Section 2.2  Purchase Price; Purchase Price Payments.
                  ---------------------------------------

     (a)  The "Purchase Price" for the BEA Receivables and other BEA Receivables
               --------------
Assets sold by the Seller to the Buyer under this Agreement shall be an amount equal to the Unpaid Balance of the BEA Receivables as of the Determination Date.

     (b) Exhibit 2.2(b) sets forth the Purchase Price payable by the Buyer to the Seller for the BEA Receivables and other BEA Receivable Assets on the Closing Date which shall be paid on such date in immediately available funds to the Seller in the amount set forth under the heading "Purchase Price" in Exhibit 2.2(b) and in accordance with the Seller's wire instructions set forth in
Schedule 1.

     (c) The Seller, Buyer and CHERP agree that the Purchase Price paid on the Closing Date will be adjusted as soon as practicable after the Closing Date to reflect any discrepancies agreed to by the Seller, CHERP and the Buyer between the Purchase Price set forth on Exhibit 2.2(b) and the actual balances of BEA Receivables and the amount of collections thereon, if any, conveyed and transferred by the Seller to the Buyer; provided that if any such adjustment
                                        --------
requires that funds be returned to the Buyer, CHERP (and not the Seller) shall be obligated to pay such amounts to the Buyer.

     (d) The Seller, Buyer and CHERP acknowledge that Receivables originated on each day following the Determination Date and preceding the Closing Date will not be sold by the Subsidiary to Eagle and shall be deemed an asset of the Subsidiary. All collections on such Receivables or otherwise paid into the Post-Office Boxes and the Lock-Box Accounts shall be for the account of the Subsidiary.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     Section 3.1  Representations and Warranties of the Seller.
                  --------------------------------------------

     (a)  The Seller represents and warrants, as of the Closing Date that:

               (i) The Seller is a national banking association organized under the laws of the United States of America.

               (ii) The Seller has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

               (iii) This Agreement has been duly executed and delivered by the Seller.

               (iv) This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally).

               (v) The Seller has not sold, assigned, pledged, hypothecated or otherwise subjected to any Lien any of the BEA Receivables or other BEA Receivables Assets, other than any Liens to be released or terminated on the Closing Date as set forth in Exhibit 2.1.
                                                         -----------

     (b)  Notice of Breach.  The representations and warranties set forth in
          ----------------
Section 3.1 shall survive the transfer and assign ment of the BEA Receivables to the Buyer. Upon discovery by any party hereto of a material breach of any of the representations and warranties set forth in Section 3.1, the party discovering such breach shall give prompt written notice to the other parties hereto.

     Section 3.2  Representations and Warranties of the Buyer.
                  -------------------------------------------

     (a)  The Buyer represents and warrants, as of the Closing Date that:

               (i) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to conduct its business and to own and lease its properties and assets.

               (ii) The Buyer has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

               (iii) This Agreement has been duly executed and delivered by the Buyer.

               (iv) This Agreement constitutes the legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms (subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally).

     (b)  Notice of Breach.  The representations and warranties set forth in
          ----------------
Section 3.2 shall survive the transfer and assign ment of the BEA Receivables to the Buyer. Upon discovery by any party hereto of a material breach of any of the representations and warranties set forth in Section 3.2, the party discovering such breach shall give prompt written notice to the other parties hereto.

     Section 3.3  Representations and Warranties of CHERP.
                  ---------------------------------------

     (a) CHERP represents and warrants as of the date of each transfer by it to the Seller of any BEA Receivables that CHERP was the legal and beneficial owner of all right, title and interest in and to each such BEA Receivable and each such BEA Receivable has been transferred to the Seller free and clear of any Lien other than any Liens to be released or terminated on the Closing Date as set forth in Exhibit 2.1. No effective financing statement or other similar
             -----------
instrument that covers all or part of any BEA Receivable conveyed to the Seller or any interest therein is on file in any recording office except as set forth on Exhibit 2.1.
   -----------

     (b)  Notice of Breach.  The representations and warranties set forth in
          ----------------
Section 3.3 shall survive the transfer and assignment of the BEA Receivables to the Buyer. Upon discovery by any party hereto of a material breach of any of the representations and warranties set forth in Section 3.3, the party discovering such breach shall give prompt written notice to the other parties hereto.


                                  ARTICLE IV

                            Conditions Precedent to
                            -----------------------
                        Obligations of Seller and Buyer
                        -------------------------------

     Section 4.1   Conditions to Seller's Obligations.  The obligations of
                   ----------------------------------
Seller under this Agreement are subject to satisfaction, prior to or at the Closing Date, of each of the following conditions (all or any of which may be waived in whole or in part by the Seller):

     (a) The representations and warranties of the Buyer contained herein shall have been true and correct in all material respects when made and, except as otherwise provided or permitted herein or except as consented to by the Seller in writing or as otherwise contemplated by this Agreement, shall continue to be true and correct in all material respects on and as of the

Closing Date with the same effect as though made at the Closing Date, and the Buyer shall have performed and complied with, in all material respects, all agreements, obligations and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     (b) No action, suit or proceeding relating to the trans actions contemplated hereby shall be instituted by any party and remain pending, in which there is, or likely to be sought, a temporary, preliminary or permanent judgment, order or decree restraining or enjoining consummation of the transactions contemplated hereby.

     (c) All approvals, agreements, and consents of any parties, necessary to the Seller's consummation of the transactions contemplated by this Agreement shall have been obtained by the Buyer and delivered to the Seller.

     Section 4.2  Conditions to Buyer's Obligations.  The obligations of Buyer
                  ---------------------------------
under this Agreement are subject to satisfaction, prior to or at the Closing Date, of each of the following conditions (all or any of which may be waived in whole or in part by the Buyer):

     (a) The representations and warranties of the Seller contained herein shall have been true and correct in all material respects when made and, except as otherwise provided or permitted herein or except as consented to by the Buyer in writing or as otherwise contemplated by this Agreement, shall continue to be true and correct in all material respects on and as of the Closing Date with the same effect as though made at the Closing Date, and the Seller shall have performed and complied with, in all material respects, all agreements, obligations and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     (b) No action, suit or proceeding relating to the trans actions contemplated hereby shall be instituted by any party and remain pending, in which there is, or likely to be sought, a temporary, preliminary or permanent judgment, order or decree restraining or enjoining consummation of the transactions contemplated hereby.

     (c) All approvals, agreements, and consents of any parties, necessary to the Seller's consummation of the transactions contemplated by this Agreement shall have been obtained by the Seller and delivered to the Buyer.

     (d) The transactions contemplated by the Purchase Agreement shall have closed.

                                   ARTICLE V

                       Administration of BEA Receivables
                       ---------------------------------

     Section 5.1  Administration and Collection.  On and after the Closing Date,
                  -----------------------------
neither the Seller nor CHERP and any of its affiliates shall be responsible for the servicing or administration of the BEA Receivables or the collection of any payment due under the BEA Receivables Assets.


                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

     Section 6.1  Amendment.  The provisions of this Agreement may be amended,
                  ---------
waived or otherwise modified from time to time by the parties hereto; provided,
                                                                      --------
however, that all such amendments, waivers or modifications shall be in writing.
-------

     Section 6.2  Covenant Regarding Sale Treatment.  The Buyer and Seller agree
                  ---------------------------------
to treat transfers of BEA Receivables and the other BEA Receivables Assets sold, transferred, assigned, and otherwise conveyed pursuant to Section 2.1 to it for all purposes (including tax and financial accounting purposes) as a sale on all of its relevant books, records, financial statements and other applicable documents.

     SECTION 6.3  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.4  Notices.  All demands, notices and communications hereunder
                  -------
shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at the addresses specified (a) in Exhibit 6.4 or (b) a notice given in accordance with this Section 6.4.

     Section 6.5  Severability of Provisions.  If any one or more of the
                  --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

     Section 6.6  Further Assurances.  The Seller severally agrees to do and
                  ------------------
perform, from time to time, any and all acts and to execute any and all further instruments reasonably requested by the Buyer to effect more fully the purposes of this Agreement, including the execution of any financing statements, termination statements or continuation statements relating to the Receivables for filing under the provisions of the UCC.

     Section 6.7  No Waiver; Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Buyer, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 6.8  Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 6.9   Third-Party Beneficiaries.  This Agreement will inure to the
                   -------------------------
benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

     Section 6.10  Merger and Integration.  Except as specifically stated
                   ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

     Section 6.11  Headings.  The headings herein are for purposes of reference
                   --------
only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 6.12  Exhibits.  The exhibits attached hereto and referred to
                   --------
herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                    BE AEROSPACE, INC.,
                                    as Buyer


                                    By:_________________________________________
                                    Name Printed:_______________________________
                                    Title:______________________________________


                                    FIRST TRUST OF ILLINOIS, NATIONAL
                                    ASSOCIATION, not in its individual capacity, but solely in its capacity as trustee under the Eagle Trade Receivables Master Trust, as Seller


                                    By:_________________________________________
                                    Name Printed:_______________________________
                                    Title:______________________________________


                                    CENTRALLY HELD EAGLE RECEIVABLES
                                    PROGRAM, INC.


                                    By:_________________________________________
                                    Name Printed:_______________________________
                                    Title:______________________________________

                     RELEASE OF LIEN AND SECURITY INTEREST
                           IN BEA RECEIVABLES ASSETS

     Effective as of the Closing Date, as defined in the Receivables Sale Agreement dated January 24, 1996 among BE Aerospace, Inc, First Trust of Illinois, National Association and Centrally Held Eagle Receivables Program, Inc., each of the undersigned hereby consents to the transfer of the BEA Receivables Assets to the Buyer and hereby release any and all Liens and security interests that it has in the BEA Receivables Assets.


                                       EAGLE INDUSTRIAL PRODUCTS CORPORATION


                                       By:______________________________________
                                       Name Printed:____________________________
                                       Title:___________________________________


                                       CENTRALLY HELD EAGLE RECEIVABLES
                                       PROGRAM, INC.


                                       By:______________________________________
                                       Name Printed:____________________________
                                       Title:___________________________________


                                       FIRST TRUST OF ILLINOIS, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely in its capacity as
                                       trustee under the Eagle Trade Receivables
                                       Master Trust


                                       By:______________________________________
                                       Name Printed:____________________________
                                       Title:___________________________________

                                                                     EXHIBIT 1.1
                                                                  TO RECEIVABLES
                                                                  SALE AGREEMENT



                 LIST OF LOCK-BOX BANKS AND POST OFFICE BOXES

HARRIS BANK, CHICAGO, IL
Lock-Box No. 71222 with corresponding
Bank Account No. 305-576-1 for
Burns Aerospace Corporation.

                                                                     EXHIBIT 2.1
                                                                   TO RECEIVABLE
                                                                  SALE AGREEMENT


                         LIST OF FINANCING STATEMENTS
                         TO BE RELEASED OR TERMINATED


DEBTOR/SELLER: EAGLE INDUSTRIAL PRODUCTS CORPORATION
SECURED PARTY/PURCHASER: CENTRALLY HELD EAGLE RECEIVABLES
PROGRAM, INC.
ASSIGNEE: FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION, SUCCESSOR BY ACQUISITION OF THE CORPORATE TRUST BUSINESS FROM BANK OF AMERICA ILLINOIS F/K/A CONTINENTAL BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                                                       Release or
Jurisdiction              File No.     Filing Date     Terminate
------------              --------     -----------     ---------
Secretary of State,       3216088      1/27/94         Partial
Illinois                                               Release

Secretary of State,       1553659      2/8/94          Partial
New Jersey                                             Release

Secretary of State,       940208045    2/8/94          Partial
New Mexico                                             Release

DEBTOR/SELLER: CENTRALLY HELD EAGLE RECEIVABLES PROGRAM, INC. SECURED PARTY/PURCHASER: FIRST TRUST OF ILLINOIS, NATIONAL ASSOCIATION, SUCCESSOR BY ACQUISITION OF THE CORPORATE TRUST BUSINESS FROM BANK OF AMERICA ILLINOIS F/K/A CONTINENTAL BANK, NATIONAL ASSOCIATION, AS TRUSTEE

                                                       Release or
Jurisdiction              File No.     Filing Date     Terminate
------------              --------     -----------     ---------
Secretary of State,       3216087      1/27/94         Partial
Illinois                                               Release

DEBTOR/SELLER: BURNS AEROSPACE CORPORATION
SECURED PARTY/PURCHASER: EAGLE INDUSTRIAL PRODUCTS CORPORATION
ASSIGNEE: CENTRALLY HELD EAGLE RECEIVABLES PROGRAM, INC.

                                                       Release or
Jurisdiction              File No.     Filing Date     Terminate
------------              --------     -----------     ---------
Secretary of State,       1072459      1/27/94         Terminate
North Carolina

Register of Deeds,        207161       1/27/94         Terminate
Forsyth Co., NC

                                                                  EXHIBIT 2.2(b)
                                                                  TO RECEIVABLES
                                                                  SALE AGREEMENT


                        PURCHASE PRICE FOR CLOSING DATE

Aggregate Unpaid Balance of BEA Receivables:
-------------------------------------------
    Total Unpaid Balance of BEA Receivables            $11,550,872

    Other Adjustments                                  $  - 0 -

    Purchase Price                                     $11,550,872
                                                       ===========

                                                                     EXHIBIT 6.4
                                                                  TO RECEIVABLES
                                                                  SALE AGREEMENT


                             ADDRESSES FOR NOTICES

Buyer:
-----

    BE Aerospace, Inc.
    1400 Corporate Center Way
    Wellington, Florida 33414
    Attention:  Mr. Amin J. Khoury
                Chairman of the Board
    Facsimile:  (407) 791-1272

and:

    Edmund J. Moriarty, Esq.
    Vice President and General Counsel
    Facsimile:  (407) 791-1272

Seller:
------

    First Trust of Illinois, National Association
    400 North Michigan Avenue
    Chicago, Illinois  60611
    Attention:  John Porter, Esq.
    Telephone:  312/836-6736
    Facsimile:  312/836-6703

With copies to:

    Centrally Held Eagle Receivables Program, Inc.
    2 North Riverside Plaza
    Suite 1100
    Chicago, Illinois  60606
    Attention:  Anthony Navitsky
                Gus J. Athas, Esq.

    Mayer, Brown & Platt
    190 South LaSalle Street
    Chicago, Illinois  60603-3441
    Attention:  Diane Citron, Esq.
    Telephone:  312/782-0600
    Facsimile:  312/701-7711

                                                                   SCHEDULE 1 TO
                                                                     RECEIVABLES
                                                                  SALE AGREEMENT



                          SELLER'S WIRE INSTRUCTIONS


Bank of America Illinois
Chicago, Illinois
ABA Number:       071000039
Account:          Eagle Trade Receivables Master Trust
Account Number:   72-09916